Exhibit 10.6

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this “Amendment”) is made as of September 20, 2013, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Loan Agreement, dated as of January 31, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders who are signatories hereto and who constitute Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2. AMENDMENT. The Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting, after the definition of “Capitalized Lease Obligation,” the following new definition:

“Cash Equivalents” shall mean ‘cash equivalents’ as defined under and determined in accordance with generally accepted accounting principles.

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Total Debt” in its entirety and inserting in its place the following:

“Total Debt” shall mean, for the Borrower and its Subsidiaries on a consolidated basis as of any date, (a) the sum (without duplication) of (i) the outstanding principal amount of the Loans as of such date, (ii) the aggregate amount of Indebtedness plus Attributable Debt of such Persons as of such date, (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness as of such date, and (iv) to the extent payable by the Borrower, an amount equal to the aggregate exposure of the Borrower under any Hedge Agreements permitted pursuant to Section 7.1 hereof, as calculated on a marked to market basis as of the last day of the fiscal quarter being tested or the last day of the most recently completed fiscal quarter, as applicable less (b) the sum of all unrestricted domestic cash and Cash Equivalents of the Borrower and its Subsidiaries as of such date.

Individual Loan Agreement Amendment Signature Page

(c) Section 7.6 of the Loan Agreement is hereby amended by deleting the text thereof and inserting in its place the following:

“As of the end of each fiscal quarter, the Borrower shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than (i) from September 30, 2013 to September 30, 2014, 6.50 to 1.00 and (ii) thereafter, 6.00 to 1.00.”

3. BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4. EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent receiving this Amendment duly executed by the Borrower and the Majority Lenders.

5. NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to performed in the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

	By:	/s/ THOMAS A. BARTLETT
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Loan Agreement]

LENDERS	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

	By:	/s/ JOHN J. KOWALCZUK
	Name:	John J. Kowalczuk
	Title:	Executive Director

TORONTO DOMINION (TEXAS) LLC

	By:	/s/ DEBI YASIN
	Name:	Debi Yasin
	Title:	Authorized Signatory

TORONTO DOMINION BANK, NEW YORK BRANCH

	By:	/s/ ROBYN ZELLER
	Name:	Robin Zeller
	Title:	Vice President

MIZUHO BANK, LTD., as a Lender

	By:	/s/ RAYMOND VENTURA
	Name:	Raymond Ventura
	Title:	Deputy General Manager

CITIBANK, N.A., as a Lender

	By:	/s/ AQMAR MUNIRA MOHAMMAD MUSADEK
	Name:	Aqmar Munira Mohammad Musadek
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ TYLER J. MCCARTHY
Name:	Tyler J. McCarthy
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ JOSE CARLOS
Name:	Jose Carlos
Title:	Director

ROYAL BANK OF CANADA, as Lender

By:	/s/ D.W. SCOTT JOHNSON
Name:	D.W. Scott Johnson
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
As a Lender

By:	/s/ VIPUL DHADDA
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

SOVEREIGN BANK, N.A.

By:	/s/ WILLIAM MAAG
Name:	William Maag
Title:	Senior Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ SHERRESE CLARKE
Name:	Sherrese Clarke
Title:	Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ NOAM AZACHI
Name:	Noam Azachi
Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]